UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2020

CONVERSION LABS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-55857	76-0238453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Third Avenue, Suite 2800

New York, NY 10022

(Address of principal executive offices, including zip code)

(866) 351-5907

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 3.02 Unregistered Sales of Equity Securities.

The relevant information in Item 5.02 on this Current Report on Form 8-K, regarding the Roberts Stock Option is incorporated herein by reference. The shares of common stock underlying the Roberts Stock Option were not registered under the Securities Act of 1933, as amended (the “Securities Act”) but qualified for exemption under Section 4(a)(2) and/or Regulation D of the Securities Act. The securities were exempt from registration under Section 4(a)(2) of the Securities Act because the issuance of such securities by Conversion Labs, Inc. (the “Company”) did not involve a “public offering,” as defined in Section 4(a)(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction manner of the issuance, and number of securities issued. The Company did not undertake an offering or issuance in which it issued a high number of securities to a high number of persons. In addition, Mr. Simon had the necessary investment intent as required by Section 4(a)(2) of the Securities Act since he agreed to, and received, securities bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.” Based on an analysis of the above factors, the Company has met the requirements to qualify for exemption under Section 4(a)(2) of the Securities Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Chief Operating Officer

On November 27, 2020, Mr. Stefan Galluppi submitted to the board of directors (the “Board”) of Conversion Labs, Inc. (the “Company”) his resignation from his position as Chief Operating Officer of the Company, effective immediately (the “Resignation”). Mr. Galluppi did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Galluppi will continue to serve as Chief Technology Officer of the Company and a Member of the Board.

On November 27, 2020, in connection with the Resignation, the Board appointed Mr. Brad Roberts as the Company’s Chief Operating Officer (the “Appointment”).

Brad Roberts, age 40

Brad Roberts combines over 16 years of executive senior level experience founding and operating direct-to-consumer, FinTech and healthcare companies. Currently, he is a principal at Circadian Funding, LLC, founded in 2018. From 2012 to 2018 Brad was the Chief Operations Officer for Utility Partners of America LLC., a leading provider of project and operational management services for U.S. utilities. From 2010 to 2012, he was Chief Operations Officer for Claims Recovery Group, LLC, a provider of specialized professional audit expertise. From 2008 to 2010 he was the President of Ashton Benefits, LLC, a leading employee benefits company. He has an undergraduate degree from Richard Stockton University and attended graduate school at NYU Stern School of Business.

The Board believes that Mr. Roberts’ experience in the direct-to-consumer, FinTech and healthcare industries makes him ideally qualified to help lead the Company towards continued growth and success.

In connection with the Appointment, Mr. Roberts entered into an Employment Agreement (the “Employment Agreement”) with the Company. The Employment Agreement is for an indefinite term and may be terminated with or without cause. Mr. Roberts will receive an annual base salary of $96,000.00 and shall be eligible to earn a performance bonus in such amount, if any, as determined in the sole discretion of the Board. In connection with his appointment, Mr. Roberts was granted a Stock Option (the “Roberts Stock Option”) to purchase up to 200,000 shares of the Company’s common stock. Upon termination of Mr. Roberts without cause, the Company shall pay or provide to Mr. Roberts severance pay equal to his then current monthly base salary for six months from the date of termination, during which time Mr. Roberts shall continue to receive all employee benefits and employee benefit plans as described in the Employment Agreement. As a full-time employee of the Company, Mr. Roberts will be eligible to participate in all of the Company’s benefit programs.

Concurrently, the Company entered into a consulting agreement (the “Consulting Agreement”) with JDM Investments, LLC (“JDM”), an entity solely owned  by Mr. Roberts, whereby JDM will provide consulting services in support of the Company’s day-to-day call center operations (the “Services”). The Consulting Agreement is for a term of thirty-six months and is renewable for additional twelve month periods upon the mutual agreement of the Company and JDM (the “Term”). Pursuant to the terms of the Consulting Agreement, as compensation for the Services, JDM will receive a monthly fee of $17,000.00 and shall be eligible to receive a metric based performance bonus for each calendar quarter during the Term of the Consulting Agreement in accordance with metrics to be mutually agreed upon by the Company and JDM.

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Employment Agreement and the Consulting Agreement, and such descriptions are qualified in their entirety by reference to the full text of the Employment Agreement and the Consulting Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement, dated November 27, 2020, by and between Conversion Labs, Inc. and Brad Roberts
10.2	Consulting Agreement, dated November 27, 2020, by and between Conversion Labs, Inc. and JDM Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONVERSION LABS, INC.

Dated: December 3, 2020	By:	/s/ Justin Schreiber
Justin Schreiber Chief Executive Officer